Exhibit 99.1

 Directors  CTBI Directors  M. Lynn Parrish, Chairman  Mark A. Gooch, Vice Chairman  Charles J. Baird  Franklin H. Farris, Jr.  Eugenia “Crit” Luallen  Ina Michelle Matthews  James E. McGhee II  Franky Minnifield  Anthony St. Charles  Chad C. Street  2  CTB Directors  Mark A. Gooch, Chairman  Franklin H. Farris, Jr.  Ina Michelle Matthews  James E. McGhee II  Richard W. Newsom  Chad C. Street  CTIC Directors  Mark A. Gooch, Chairman  Charles Baird  Franklin H. Farris, Jr.  E.B. Lowman II  Eugenia “Crit” Luallen  James E. McGhee II  Andy Waters

 Executive Officers  3     Mark A. Gooch Vice Chairman, President, and CEO  Richard W. Newsom CTB President  Andy Waters CTIC President and CEO  Kevin J. Stumbo EVP/Chief Financial Officer  Steven E. Jameson EVP/Chief Internal Audit and Risk Officer  James J. Gartner EVP/Chief Credit Officer  James B. Draughn EVP/Operations  C. Wayne Hancock EVP/Senior Staff Attorney  Billie J. Dollins EVP/Central Region President  David Tackett EVP/Eastern Region President  Ricky Sparkman EVP/South Central Region President  D. Andrew Jones EVP/Northeastern Region President

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2022 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  4

 2022 Key Metrics  Total Assets $5.4 billion  Market Capitalization $823.0 million  Cash Dividend Yield 3.83%  P/E Ratio 10.0x  Price to Book Value 1.3x  Price to Tangible Book Value 1.5x  Tangible Common Equity Ratio 10.58%  Competitive Position  3rd largest Kentucky domiciled bank holding company   2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions   7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  5  Financial data as of December 31, 2022  Deposit market share as of June 30, 2022

Our Banking Franchise

Central Region

Loans - $830 million

Deposits - $1.1 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $931 million

Deposits - $1.9 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $428 million

Deposits - $620 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $780 million

Deposits - $987 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $737 million

CTIC

Assets Under Management - $3.2 billion (including $1.2 billion CTB)
Revenues - $17.2 million

- Ashland
- Danville
- LaFollette
- Lexington
- Pikeville

Financial data as of December 31, 2022

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7

 2022 Performance

 2022 Performance Summary   Goals Results  Earnings $74.1 - $77.1 million $81.8 million  EPS $4.15 - $4.31 per share $4.59 per share  ROAA 1.35% - 1.40% 1.50%  ROAE 10.18% - 10.59% 12.73%  Assets $5.42 - $5.75 billion $5.38 billion  Loans $3.41 - $3.55 billion $3.71 billion  Deposits $4.63 - $4.82 billion $4.64 billion  Shareholders’ equity $733.5 - $763.4 million $628.0 million  9

 Shareholder Value

 Dividends Per Share  2022 cash dividends increased 7.0%  Dividend payout ratio for 2022 was 36.6%; however, the 10 year average dividend payout ratio has been 42.44%  Desired level between 40% and 50%  December 31, 2022 cash dividend yield was 3.83%  Cash dividend increased to $0.44 per share effective October 1, 2022  11

 Shareholders’ Equity  Shareholders’ equity has increased 11.3% during the past five years  3.4% compound growth rate for the past five years  (in millions)  12  3.4%

 Book Value Per Share  Tangible Common Equity/Assets  13

 Total Market Capitalization  Peer data obtained from S&P Global; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  (in millions)  14  Price to Tangible Book Value   2018 2019 2018 2021 2022   CTBI 1.41x 1.51x 1.12x 1.23x 1.46x   Peer 1.93x 1.85x 1.73x 1.81x 1.89x

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2017 would have outperformed the NASDAQ Bank Stocks Index but not the NASDAQ Stock Market (U.S.) at December 31, 2021.  15

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  16  December 31, 2022

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  42 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 5.3%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  214 institutional investors (including CTIC – 11.1%) hold 10.9 million shares (58.0%)  315 mutual funds hold 5.2 million shares (28.7%)  Data as of December 31, 2022  17

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  18

 Earnings Review

 Earnings Per Share  EPS decreased 7.1% from 2021 to 2022  20

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  21

 Net Income  Net income decreased 7.0% from 2021 to 2022  The decrease in net income from prior year was primarily due to the $6.4 million recovery of provision for credit losses taken in 2021  (in millions)  22

 Revenues  2022 revenues increased 1.6% from 2021  (in millions)  23

 Noninterest Incomeas a % of Total Revenue  2022 noninterest income decreased 4.2% from 2021  Decrease primarily due to decline in gains on sales of loans, partially offset by increases in deposit related fees  (in millions)  24

 Net Interest Revenue  2022 net interest revenue increased by 3.7% from 2021  Net interest margin increased 11 basis points  Average earning assets increased $13.4 million, or 0.3%  (in millions)  25

 Net Interest Margin  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  26  % of assets repricing  Within 30 days 19.35%  % of liabilities repricing   Within 30 days 49.21%  Within 90 days 54.15%  Within 180 days 56.41%

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  27  Noninterest Expense & Efficiency Ratio  (in millions)

 Balance Sheet Review

 Total Assets  Total assets at 12/31/22 decreased $37.9 million, or 0.7%, from 12/31/21  Loans increased $300.5 million or 8.8%  Investment portfolio decreased $199.3 million or 13.7%  Deposits increased $26.2 million or 0.6%  (in billions)  29

 Total Loans  Total loans at 12/31/22 increased 8.8% from 12/31/21  Loan and line of credit production for the year totaled $1.5 billion  (in billions)  30  Loan Portfolio Mix  December 31, 2022

 Concentrations of Creditas a % of Total Loans  December 31, 2022  *As a percentage of unfunded exposure  31

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.  32  Nonperforming Loansas a % of Total Loans

 Nonperforming Assetsas a % of Total Assets  $3.7 million in other real estate owned  33  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2022 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Total Other Real Estate Owned  Sales of foreclosed properties for the year ended 12/31/22 $2.0 million  New bookings in 2022 $2.4 million  Properties under contract to sell at 12/31/22 $1.2 million  (in millions)  34

 Total Depositsincluding Repurchase Agreements  35  Total Depositsincluding Repurchase Agreements  December 31, 2022  (in billions)

 1st Quarter 2023 Review

 Key Metrics – 1st Quarter 2023  Total Assets $5.5 billion  Market Capitalization $682.2 million  Cash Dividend Yield 4.64%  P/E Ratio 8.7x  Price to Book Value 1.0x  Price to Tangible Book Value 1.2x  Tangible Common Equity Ratio 10.82%  Financial data as of March 31, 2023  37

 Earnings Per Share  38

 Net Income  39  (in millions)

 Earnings  Net interest income for the quarter of $43.9 million was $0.8 million, or 1.8%, below prior quarter but $3.9 million, or 9.7%, above first quarter 2022.   Provision for loan losses for the quarter of $1.1 million decreased $0.4 million from prior quarter but increased $0.2 million from prior year same quarter.  Noninterest income for the quarter ended March 31, 2023 of $13.7 million was $0.1 million, or 0.6%, below prior quarter and $1.3 million, or 8.6% below prior year same quarter.  Noninterest expense for the quarter ended March 31, 2023 of $31.9 million was $1.6 million, or 5.4%, above prior quarter and $2.5 million, or 8.6%, above prior year same quarter.  40

 Noninterest Income  YOY decrease primarily the result of a $1.2 million decrease in loan related fees due to the change in the fair market value of our mortgage servicing rights.  (in millions)  41

 Noninterest Expense  Q-O-Q increase in personnel expense and occupancy and equipment  Y-O-Y increase in personnel expense and FDIC insurance premiums  (in millions)  42

 Total Assets  Total assets at 3/31/23 increased $149.0 million, or an annualized 11.2%, during the first quarter  Loans increased $68.1 million  Investment portfolio decreased $14.9 million  Deposits in other banks increased $97.7 million  Deposits, including repurchase agreements, increased $110.6 million  (in billions)  43

 Total Loans  Loan portfolio increased at an annualized rate of 7.4% during the quarter and 7.4% from prior year first quarter  (in billions)  44

 Nonperforming Loansas a % of Total Loans  45

 Nonperforming Assetsas a % of Total Assets  46

 Net Charge-offsas a % of Average Loans (annualized)  47

 Allowance for Credit Losses  Provision for loan losses for the quarter was $1.1 million, compared to $1.5 million for the quarter ended December 31, 2022 and $0.9 million for the first quarter 2022.  Our reserve coverage (allowance for credit losses to nonperforming loans) at March 31, 2023 was 382.3% compared to 300.4% at December 31, 2022 and 309.1% at March 31, 2022.  Our credit loss reserve as a percentage of total loans outstanding at March 31, 2023 remained at 1.24% from December 31, 2022 compared to 1.20% at March 31, 2022.  48

 Total Depositsincluding Repurchase Agreements  Deposits, including repurchase agreements, increased an annualized 2.4% from prior quarter and 1.5% from prior year first quarter  (in billions)  49

 Efficiency Ratio  50

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Expansion and growth through acquisitions and new branches  Manage net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Trust and wealth management  Brokerage  Continuing focus on improving asset quality   Continuing liquidation of other real estate owned portfolio  52

 To Our Shareholders   Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your Company.  53